UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2026

CHURCHILL CAPITAL CORP XI

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43020	86-1959629
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue, 14th Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 380-7500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-tenth of one redeemable warrant	CCXIU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CCXI	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	CCXIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed, on June 24, 2026, Churchill Capital Corp XI, a Cayman Islands exempted company (“Churchill”), entered into an Agreement and Plan of Merger (as amended, modified, supplemented or waived from time to time, the “Merger Agreement”) by and among Churchill, BLB Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Churchill (“Merger Sub”), and Agility Robotics, Inc., a Delaware corporation (“Agility”). The transactions contemplated by the Merger Agreement are referred to herein as the “proposed transaction.”

As previously disclosed, Churchill has scheduled an extraordinary general meeting of its shareholders (the “Extraordinary General Meeting”) for November 2, 2026, at 9:00 a.m. Eastern Time, to consider and vote upon, among other matters, a proposal to approve the Merger Agreement and the proposed transaction, as well as the other proposals described in its definitive proxy statement/prospectus.

Item 7.01. Regulation FD Disclosure.

On October 30, 2026, Churchill and Agility jointly issued a press release announcing, among other things, that following the expiration of Churchill’s redemption deadline, Agility’s gross capital raise in connection with the proposed transaction and related financings is expected to be approximately $465 million, before transaction expenses.

Shareholders who wish to withdraw their previously submitted redemption request may do so at any time prior to the scheduled vote at the Extraordinary General Meeting. To make an election reversal, a shareholder must submit a written request to Churchill’s transfer agent, Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, NY 10004, Atten: SPAC Redemption Team, or by email at spacredemptions@continetalstock.com, that the election to redeem shares be reversed, including the legal name, phone number, and address of the beneficial owner of the shares for which reversal is requested and the number or percentage of shares for which reversal is requested. If a shareholder holds the shares in street name, such shareholder will need to instruct the account executive at their bank or broker to request reversal of the election to redeem at the transfer agent.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into Churchill’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings.

Additional Information About the Proposed Transaction and Where to Find It

The proposed transaction will be submitted to shareholders of Churchill for their consideration. Churchill and Agility have jointly filed a registration statement on Form S-4 (the “Registration Statement”) with the U.S. Securities Exchange Commission (the “SEC”), which was declared effective by the SEC on October 13, 2026, and which includes a definitive proxy statement/prospectus. The definitive proxy statement/prospectus and other relevant documents have been distributed to Agility stockholders and Churchill shareholders as of September 14, 2026, the record date established for voting on the proposed transaction, in connection with Churchill’s solicitation of proxies for the vote by Churchill’s shareholders in connection with the proposed transaction and other matters described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Agility stockholders in connection with the completion of the proposed transaction. Before making any voting or investment decision, Churchill and Agility stockholders and other interested persons are advised to read the definitive proxy statement/prospectus, as well as other documents filed with the SEC by Churchill in connection with the proposed transaction, as these documents contain important information about Churchill, Agility and the proposed transaction. Shareholders may obtain a copy of the definitive proxy statement/prospectus as well as other documents filed by Churchill with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Churchill Capital Corp XI, 640 Fifth Avenue, 14th Floor, New York, NY 10019.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws regarding Agility and Churchill. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should” and “would,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of any of these words or similar expressions does not mean that a statement is not forward-looking. These forward-looking statements are based on Agility’s and Churchill’s current expectations and projections. These statements include statements relating to, without limitation: the timing and success of Agility’s future development plans; the ability of the Agility to implement its strategic initiatives and continue to innovate its existing products and services; expectations regarding Agility’s ability to attract, retain and expand its customer base; Agility’s expectations concerning relationships with strategic partners, suppliers, regulatory bodies and other third parties; Agility’s ability to convert paid customer programs, including its Customer Acceleration Program and pilots, and its existing prospective customer pipeline into larger robot orders, deployments and multi-year commitments; the expected deployment of Digit across multiple facilities and applications under Agility’s more than $300 million in multi-year orders for Digit 5; the expected deployment of Digit at the nine customer facilities for which Agility has reported deployment commitments and at two additional GXO facilities beginning in early 2027; the expected timing, scope and applications of customer pilots and programs, including the AGCO pilot expected to begin in 2027; potential opportunities in the defense sector, including early-stage discussions regarding potential subcontractor engagements; Agility’s ability to develop, validate and deploy new Digit skills and capabilities; the anticipated timing of deployment of Digit 5 units to early-access customers in the first half of 2027 and general availability of Digit 5 by the end of 2027; Agility’s ability to scale manufacturing, commercial deployments and service infrastructure, including at RoboFab and through its Pittsburgh expansion, to support existing and future customers; Agility’s preparation to operate as a public company; and Agility’s ability to consummate the proposed transaction with Churchill, including the anticipated timing of closing and the expected listing of the combined company’s securities on Nasdaq.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of Agility and Churchill.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause Agility’s, Churchill’s or the combined company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that Agility is pursuing an emerging technology, faces significant technical challenges and may not achieve commercialization or market acceptance; Agility’s historical net losses and limited operating history; Agility’s expectations regarding future financial performance, capital requirements and unit economics; Agility’s use and reporting of business and operational metrics; Agility’s competitive landscape; Agility’s dependence on members of its senior management and its ability to attract and retain qualified personnel; the potential need for additional future financing; Agility’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; Agility’s reliance on strategic partners and other third parties; Agility’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use, rate of adoption and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the combined company’s ability to maintain internal control over financial reporting and operate a public company; the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of Churchill’s securities; the failure by the parties to satisfy the conditions to consummation of the proposed transaction, including the approval of Churchill’s shareholders; the possibility that required regulatory approvals for the proposed transaction are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed transaction; the risk that shareholders of Churchill could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the level of redemptions of Churchill’s public shareholders; the ability of Agility to grow and manage growth, maintain relationships with customers and retain its management and key employees; costs related to the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings or government investigations that may be commenced against Agility or Churchill; failure to realize the anticipated benefits of the proposed transaction; Agility’s estimates of expenses and profitability; the evolution of the markets in which Agility competes; the ability of Churchill or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future; and other factors described in Churchill’s filings with the SEC. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Agility, Churchill or the combined company resulting from the proposed transaction with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of Agility’s and Churchill’s management as of the date of this Current Report on Form 8-K; subsequent events and developments may cause their assessments to change. While Agility and Churchill may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so. Accordingly, undue reliance should not be placed upon these statements.

In addition, statements that “we believe” and similar statements reflect Agility’s and Churchill’s beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this Current Report on Form 8-K, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and Agility’s and Churchill’s statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

An investment in Churchill is not an investment in any of Churchill’s founders’ or sponsors’ past investments, companies or affiliated funds. The historical results of those investments are not indicative of future performance of Churchill, which may differ materially from the performance of Churchill’s founders’ or sponsors’ past investments.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This Current Report on Form 8-K is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibit Number	Description

99.1	Press Release, dated October 30, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2026

CHURCHILL CAPITAL CORP XI

By:	/s/ Jay Taragin
Name:	Jay Taragin
Title:	Chief Financial Officer